RPC, INC. AND SUBSIDIARIES





EXHIBIT 99.3


                                  Form 10-Q - Second Quarter Ended June 30, 2003

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Richard A. Hubbell, certify that:

The Form 10-Q of RPC, Inc. for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of RPC, Inc. for the periods presented.




                                         /S/ Richard A. Hubbell
                                         --------------------------------------
                                         Richard A. Hubbell
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)
Date: July 25, 2003